Exhibit 99.2

 Merrill Lynch & Co., Inc.                                Attachment I

 Preliminary Unaudited
  Earnings Summary
                          For the Three Months Ended Percent Inc/(Dec)
                          -------------------------- -----------------
                                                        4Q03    4Q03
 (in millions, except per  Dec. 26,  Sept. 26, Dec. 27,  vs.     vs.
  share amounts)             2003      2003      2002   3Q03    4Q02
                          ---------- -------- -------- ------ --------

 Net Revenues
   Asset management and
    portfolio service fees   $1,231   $1,184   $1,106    4.0 %  11.3 %
   Commissions                1,163    1,120    1,078    3.8     7.9
   Principal transactions       380      704      349  (46.0)    8.9
   Investment banking           759      678      577   11.9    31.5
   Other                        335      300      148   11.7   126.4
                          ---------- -------- --------
     Subtotal                 3,868    3,986    3,258   (3.0)   18.7

   Interest and dividend
    revenues                  2,805    2,871    3,240   (2.3)  (13.4)
   Less interest expense      1,750    1,794    2,274   (2.5)  (23.0)
                          ---------- -------- --------
     Net interest profit      1,055    1,077      966   (2.0)    9.2
                          ---------- -------- --------

   Total Net Revenues         4,923    5,063    4,224   (2.8)   16.5
                          ---------- -------- --------

 Non-Interest Expenses
   Compensation and benefits  2,003    2,393    1,983  (16.3)    1.0
   Communications and
    technology                  345      352      434   (2.0)  (20.5)
   Occupancy and related
    depreciation                226      226      225    0.0     0.4
   Brokerage, clearing,
    and exchange fees           195      188      175    3.7    11.4
   Advertising and market
    development                 106       89      114   19.1    (7.0)
   Professional fees            151      146      155    3.4    (2.6)
   Office supplies and postage   43       46       62   (6.5)  (30.6)
   Other                        247      135      164   83.0    50.6
   Net recoveries related
    to September 11             (65)     (21)     (21) 209.5   209.5
   Net restructuring and
    other charges                20        -       10    N/M   100.0
   Research and other
    settlement - related
    expenses                      -        -      180    N/M  (100.0)
                          ---------- -------- --------

   Total Non-Interest
    Expenses                  3,271    3,554    3,481   (8.0)   (6.0)
                          ---------- -------- --------

 Earnings Before Income
  Taxes and Dividends on
  Preferred
   Securities Issued by
    Subsidiaries              1,652    1,509      743    9.5   122.3

 Income tax expense             361      422      157  (14.5)  129.9

 Dividends on preferred
  securities issued by
  subsidiaries                   48       48       47    0.0     2.1
                          ---------- -------- --------

 Net Earnings                $1,243   $1,039     $539   19.6   130.6
                          ========== ======== ========

 Preferred Stock
  Dividends                     $10       $9       $9      -       -
                          ========== ======== ========

 Earnings Per Common Share
   Basic                      $1.35    $1.14    $0.61   18.4   121.3
   Diluted                    $1.23    $1.04    $0.56   18.3   119.6

 Average Shares Used in
  Computing Earnings Per
  Common Share
   Basic                      913.3    904.8    868.2    0.9     5.2
   Diluted                  1,006.5    991.1    942.9    1.6     6.7

 Annualized Return on
  Average Common Equity        18.7%    16.5%     9.5%


 Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment II


 Preliminary Unaudited Earnings Summary

                                    For the Year Ended
                                    ------------------
 (in millions, except per share  December 26, December 27,  Percent
  amounts)                           2003        2002      Inc / (Dec)
                                 -------------------------------------

 Net Revenues
   Asset management and
    portfolio service fees           $4,696       $4,914        (4.4)%
   Commissions                        4,396        4,657        (5.6)
   Principal transactions             3,236        2,331        38.8
   Investment banking                 2,628        2,413         8.9
   Other                              1,111          751        47.9
                                 ----------- ------------
     Subtotal                        16,067       15,066         6.6

   Interest and dividend
    revenues                         11,678       13,206       (11.6)
   Less interest expense              7,591        9,645       (21.3)
                                 ----------- ------------
     Net interest profit              4,087        3,561        14.8
                                 ----------- ------------

   Total Net Revenues                20,154       18,627         8.2
                                 ----------- ------------

 Non-Interest Expenses
   Compensation and benefits          9,570        9,426         1.5
   Communications and technology      1,457        1,741       (16.3)
   Occupancy and related depreciation   889          909        (2.2)
   Brokerage, clearing, and
    exchange fees                       722          727        (0.7)
   Advertising and market development   429          540       (20.6)
   Professional fees                    581          552         5.3
   Office supplies and postage          197          258       (23.6)
   Other                                787          630        24.9
   Net recoveries related to
    September 11                       (147)        (212)      (30.7)
   Net restructuring and other charges   20            8       150.0
   Research and other settlement
    - related expenses                    -          291      (100.0)
                                 ----------- ------------

   Total Non-Interest Expenses       14,505       14,870        (2.5)
                                 ----------- ------------

 Earnings Before Income Taxes and
  Dividends on Preferred Securities
  Issued by Subsidiaries              5,649        3,757        50.4

 Income tax expense                   1,470        1,053        39.6

 Dividends on preferred
  securities issued by
  subsidiaries                          191          191           -
                                 ----------- ------------

 Net Earnings                        $3,988       $2,513        58.7
                                 =========== ============

 Preferred Stock Dividends              $38          $38           -
                                 =========== ============

 Earnings Per Common Share
   Basic                              $4.39        $2.87        53.0
   Diluted                            $4.05        $2.63        54.0

 Average Shares Used in Computing
  Earnings Per Common Share
   Basic                              900.7        862.3         4.5
   Diluted                            975.5        942.2         3.5

 Annualized Return on Average
  Common Equity                        16.1%        11.7%

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment III

Preliminary Segment Data (unaudited)
                      For the Three Months Ended    For the Year Ended
                     -----------------------------  ------------------
                       December September December  December  December
                         26,       26,      27,       26,        27,
(dollars in millions)   2003      2003     2002      2003       2002
                     -----------------------------  ------------------

Global Markets &
 Investment Banking
  Non-interest
   revenues           $1,525    $1,694    $1,142    $7,223   $6,167
  Net interest profit    723       793       670     2,853    2,261
                     -------   -------   -------   -------  -------
  Total net revenues   2,248     2,487     1,812    10,076    8,428
                     -------   -------   -------   -------  -------

  Pre-tax earnings     1,002(a)  1,023(a)    558(a)  3,934(a) 2,389(a)

  Pre-tax profit
   margin              44.6%(a)  41.1%(a)  30.8%(a)  39.0%(a) 28.3%(a)
----------------------------------------------------------------------

Global Private Client
  Non-interest
   revenues           $1,975    $1,957    $1,809    $7,505   $7,447
  Net interest profit    350       351       319     1,358    1,333
                     -------   -------   -------   -------  -------
  Total net revenues   2,325     2,308     2,128     8,863    8,780
                     -------   -------   -------   -------  -------

  Pre-tax earnings       512(b)    467       365(b)  1,582(b) 1,297(b)

  Pre-tax profit
   margin              22.0%(b)  20.2%     17.2%(b)  17.8%(b) 14.8%(b)
----------------------------------------------------------------------

Merrill Lynch
 Investment Managers
  Non-interest
   revenues             $380      $342      $326    $1,377   $1,526
  Net interest profit      6         6        11        24       24
                     -------   -------   -------   -------  -------
  Total net revenues     386       348       337     1,401    1,550
                     -------   -------   -------   -------  -------

  Pre-tax earnings        98(c)     75        48(c)    284(c)   318(c)

  Pre-tax profit
   margin              25.4%(c)  21.6%     14.2%(c)  20.3%(c) 20.5%(c)
----------------------------------------------------------------------

Corporate
  Non-interest
   revenues             $(12)      $(7)     $(19)     $(38)    $(74)
  Net interest profit    (24)      (73)      (34)     (148)     (57)
                     -------   -------   -------   -------  -------
  Total net revenues     (36)      (80)      (53)     (186)    (131)
                     -------   -------   -------   -------  -------


  Pre-tax earnings
   (loss)                 40       (56)     (228)     (151)    (247)
----------------------------------------------------------------------

Total
  Non-interest
   revenues           $3,868    $3,986    $3,258   $16,067  $15,066
  Net interest profit  1,055     1,077       966     4,087    3,561
                     -------   -------   -------   -------  -------
  Total net revenues   4,923     5,063     4,224    20,154   18,627
                     -------   -------   -------   -------  -------

  Pre-tax earnings     1,652(d)  1,509(d)    743(d)  5,649(d) 3,757(d)

  Pre-tax profit
   margin              33.6%(d)  29.8%(d)  17.6%(d)  28.0%(d) 20.2%(d)
----------------------------------------------------------------------

Note: Certain prior period amounts have been restated to conform to the current period presentation.

(a) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense, of $55 million, $25 million and $40 million for the three months ended December 26, 2003, September 26, 2003, and December 27, 2002, respectively, and $155 million and $90 million for the years ended December 26, 2003 and December 27, 2002, respectively. Also includes net restructuring and other charges of $18 million and $51 million for the three month and full-year periods ended December 26, 2003 and December 27, 2002, respectively. Excluding these items, GMI's pre-tax earnings were $965 million ($1,002 million minus $37 million), $998 million ($1,023 million minus $25 million), and $569 million ($558 million plus $11 million) for the three months ended December 26, 2003, September 26, 2003 and December 27, 2002, respectively, and $3,797 million ($3,934 million minus $137 million) and $2,350 million ($2,389 million minus $39 million) for the years ended December 26, 2003 and December 27, 2002, respectively. Excluding these items, GMI's pre-tax profit margin was 42.9% ($965 million/$2,248 million), 40.1% ($998 million/$2,487 million), and 31.4% ($569 million/$1,812 million) for the three months ended December 26, 2003, September 26, 2003 and December 27, 2002, respectively, and 37.7% ($3,797 million/$10,076 million) and 27.9%($2,350 million/$8,428 million) for the years ended December 26, 2003 and December 27, 2002, respectively.

(b) Includes the impact of net insurance recoveries related to September 11, which have been recorded as a contra-expense, of $15 million for the three months ended December 26, 2003, and $15 million and $25 million for the years ended December 26, 2003 and December 27, 2002, respectively. Also includes restructuring and other charges/(credits) of $(2) million and $(64) million for the three months ended December 26, 2003 and December 27, 2002, respectively, and $(2) million and $(66) million for the years ended December 26, 2003 and December 27, 2002, respectively. Excluding these items, GPC's pre-tax earnings were $495 million ($512 million minus $17 million) and $301 million ($365 million minus $64 million) for the three months ended December 26, 2003 and December 27, 2002, respectively, and $1,565 million ($1,582 million minus $17 million) and $1,206 million ($1,297 minus $91 million) for the years ended December 26, 2003 and December 27, 2002, respectively. Excluding these items, GPC's pre-tax profit margin was 21.3% ($495 million/$2,325 million) and 14.1% ($301 million/$2,128 million) for the three months ended December 26, 2003 and December 27, 2002, respectively, and 17.7% ($1,565 million/$8,863 million) and 13.7% ($1,206 million/$8,780 million) for the years ended December 26, 2003 and December 27, 2002, respectively.

(c) Includes the impact of net restructuring and other charges of $4 million and $23 million for the three month and full-year periods ended December 26, 2003 and December 27, 2002, respectively. Excluding these items, MLIM's pre-tax earnings were $102 million ($98 million plus $4 million) and $71 million ($48 million plus $23 million) for the three months ended December 26, 2003 and December 27, 2002, respectively, and $288 million ($284 million plus $4 million) and $341 million ($318 million plus $23 million) for the years ended December 26, 2003 and December 27, 2002, respectively. Excluding these items, MLIM's pre-tax profit margin was 26.4% ($102 million/$386 million) and 21.1% ($71 million/$337 million) for the three months ended December 26, 2003 and December 27, 2002, respectively, and 20.6%($288 million/$1,401 million) and 22.0% ($341 million/ $1,550 million) for the years ended December 26, 2003 and December 27, 2002.

(d) Excluding the impact of September 11, restructuring, and research-related items, total pre-tax earnings were $1,607 million ($1,652 million minus $45 million), $1,488 million ($1,509 million minus $21 million), and $912 million ($743 million plus $169 million) for the three months ended December 26, 2003, September 26, 2003, and December 27, 2002, respectively, and $5,522 million ($5,649 million minus $127 million) and $3,844 million ($3,757 million plus $87 million) for the years ended December 26, 2003 and December 27, 2002, respectively. Excluding these items, total pre-tax profit margins were 32.6% ($1,607 million/$4,923 million), 29.4% ($1,488 million/$5,063 million), and 21.6% ($912 million/$4,224 million) for the three months ended December 26, 2003, September 26, 2003 and December 27, 2002, respectively, and 27.4% ($5,522 million/$20,154 million) and 20.6% ($3,844 million/$18,627 million) for the years ended December 26, 2003 and December 27, 2002, respectively.

Merrill Lynch & Co., Inc.                                Attachment IV


Consolidated Quarterly Earnings  (unaudited)             (in millions)

                                 4Q02    1Q03   2Q03    3Q03    4Q03
                                ------- ------ ------- ------- -------
 Net Revenues
   Asset management and
    portfolio service fees
       Asset management fees      $386   $385    $394    $401    $429
       Portfolio service fees      480    476     469     511     534
       Account fees                122    135     136     128     128
       Other fees                  118    131     155     144     140
                                ------- ------ ------- ------- -------
       Total                     1,106  1,127   1,154   1,184   1,231
   Commissions
       Listed and over-the-
        counter securities         623    618     617     634     626
       Mutual funds                274    266     234     291     314
       Other                       181    185     193     195     223
                                ------- ------ ------- ------- -------
       Total                     1,078  1,069   1,044   1,120   1,163
   Principal transactions          349  1,025   1,127     704     380
   Investment banking
       Underwriting                414    368     565     545     599
       Strategic advisory          163    125     133     133     160
                                ------- ------ ------- ------- -------
       Total                       577    493     698     678     759
   Other                           148    205     271     300     335
                                ------- ------ ------- ------- -------
      Subtotal                   3,258  3,919   4,294   3,986   3,868
   Interest and dividend
    revenues                     3,240  3,004   2,998   2,871   2,805
   Less interest expense         2,274  2,071   1,976   1,794   1,750
                                ------- ------ ------- ------- -------
      Net interest profit          966    933   1,022   1,077   1,055

                                ------- ------ ------- ------- -------
   Total Net Revenues            4,224  4,852   5,316   5,063   4,923
                                ------- ------ ------- ------- -------

 Non-Interest Expenses
   Compensation and benefits     1,983  2,496   2,678   2,393   2,003
   Communications and technology   434    403     357     352     345
   Occupancy and related
    depreciation                   225    216     221     226     226
   Brokerage, clearing, and
    exchange fees                  175    170     169     188     195
   Advertising and market
    development                    114    121     113      89     106
   Professional fees               155    144     140     146     151
   Office supplies and postage      62     58      50      46      43
   Other                           164    222     183     135     247
   Net recoveries related to
    September 11                   (21)     -     (61)    (21)    (65)
   Net restructuring and other
    charges                         10      -       -       -      20
   Research and other
    settlement-related expenses    180      -       -       -       -
                                ------- ------ ------- ------- -------
   Total Non-Interest Expenses   3,481  3,830   3,850   3,554   3,271
                                ------- ------ ------- ------- -------

 Earnings Before Income Taxes
  and Dividends on Preferred
  Securities Issued by
  Subsidiaries                     743  1,022   1,466   1,509   1,652
 Income tax expense                157    289     398     422     361
 Dividends on preferred
  securities issued by
  subsidiaries                      47     48      47      48      48
                                ------- ------ ------- ------- -------

 Net Earnings                     $539   $685  $1,021  $1,039  $1,243

----------------------------------------------------------------------
Per Common Share Data
                                 4Q02   1Q03    2Q03    3Q03    4Q03
                               ------- ------ ------- ------- -------

   Earnings - Basic             $0.61  $0.76   $1.13   $1.14   $1.35
   Earnings - Diluted            0.56   0.72    1.05    1.04    1.23
   Dividends paid                0.16   0.16    0.16    0.16    0.16
   Book value                   25.69  24.97   26.04   27.21 28.66est.

----------------------------------------------------------------------


Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                                 Attachment V


Percentage of Quarterly Net Revenues  (unaudited)

                                  4Q02    1Q03    2Q03   3Q03   4Q03
                                 ------- ------- ------ ------ -------
 Net Revenues
   Asset management and portfolio
    service fees
       Asset management fees        9.1%    7.9%   7.4%   7.9%    8.7%
       Portfolio service fees      11.4%    9.8%   8.8%  10.1%   10.8%
       Account fees                 2.9%    2.8%   2.6%   2.5%    2.6%
       Other fees                   2.8%    2.7%   2.9%   2.9%    2.9%
                                 ------- ------- ------ ------ -------
       Total                       26.2%   23.2%  21.7%  23.4%   25.0%
   Commissions
       Listed and over-the-
        counter securities         14.7%   12.7%  11.6%  12.5%   12.7%
       Mutual funds                 6.5%    5.5%   4.4%   5.7%    6.4%
       Other                        4.3%    3.8%   3.6%   3.9%    4.5%
                                 ------- ------- ------ ------ -------
       Total                       25.5%   22.0%  19.6%  22.1%   23.6%
   Principal transactions           8.3%   21.1%  21.2%  13.9%    7.7%
   Investment banking
       Underwriting                 9.8%    7.6%  10.6%  10.8%   12.2%
       Strategic advisory           3.9%    2.6%   2.5%   2.6%    3.3%
                                 ------- ------- ------ ------ -------
       Total                       13.7%   10.2%  13.1%  13.4%   15.5%
   Other                            3.4%    4.3%   5.2%   5.9%    6.8%
                                 ------- ------- ------ ------ -------
      Subtotal                     77.1%   80.8%  80.8%  78.7%   78.6%
   Interest and dividend revenues  76.7%   62.0%  56.4%  56.7%   57.0%
   Less interest expense           53.8%   42.8%  37.2%  35.4%   35.6%
                                 ------- ------- ------ ------ -------
      Net interest profit          22.9%   19.2%  19.2%  21.3%   21.4%

                                 ------- ------- ------ ------ -------
   Total Net Revenues             100.0%  100.0% 100.0% 100.0%  100.0%
                                 ------- ------- ------ ------ -------

 Non-Interest Expenses
   Compensation and benefits       46.9%   51.4%  50.4%  47.3%   40.7%
   Communications and technology   10.3%    8.3%   6.7%   7.0%    7.0%
   Occupancy and related
    depreciation                    5.3%    4.5%   4.2%   4.5%    4.6%
   Brokerage, clearing, and
    exchange fees                   4.1%    3.5%   3.2%   3.7%    4.0%
   Advertising and market
    development                     2.7%    2.5%   2.1%   1.8%    2.2%
   Professional fees                3.7%    3.0%   2.6%   2.9%    3.1%
   Office supplies and postage      1.5%    1.2%   0.9%   0.9%    0.9%
   Other                            3.9%    4.5%   3.4%   2.5%    4.8%
   Net recoveries related to
    September 11                   -0.5%      -   -1.1%  -0.4%   -1.3%
   Net restructuring and other
    charges                         0.2%      -      -      -     0.4%
   Research and other settlement-
    related expenses                4.3%      -      -      -       -
                                 ------- ------- ------ ------ -------
   Total Non-Interest Expenses     82.4%   78.9%  72.4%  70.2%   66.4%
                                 ------- ------- ------ ------ -------

 Earnings Before Income Taxes and
  Dividends on Preferred
  Securities Issued by
  Subsidiaries                     17.6%   21.1%  27.6%  29.8%   33.6%
 Income tax expense                 3.6%    6.0%   7.5%   8.4%    7.4%
 Dividends on preferred
  securities issued by
  subsidiaries                      1.2%    1.0%   0.9%   0.9%    1.0%
                                 ------- ------- ------ ------ -------

 Net Earnings                      12.8%   14.1%  19.2%  20.5%   25.2%

----------------------------------------------------------------------

  Common shares outstanding (in millions):
                                   4Q02    1Q03   2Q03   3Q03    4Q03
                                 ------- ------- ------ ------ -------
      Weighted-average - basic    868.2   887.6  897.2  904.8   913.3
      Weighted-average - diluted  942.9   939.2  965.3  991.1  1006.5
      Period-end                  873.8   929.8  935.2  942.6   949.9
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                Attachment VI


Supplemental Data (unaudited)                    (dollars in billions)
                                4Q02    1Q03    2Q03    3Q03    4Q03
                              -------- ------- ------- ------- -------

   Client Assets
   Private Client
      U.S.                     $1,021  $1,009  $1,076  $1,093  $1,165
      Non - U.S.                   89      86      92      92      97
                              -------- ------- ------- ------- -------
   Total Private Client Assets  1,110   1,095   1,168   1,185   1,262
   MLIM direct sales (1)          201     193     205     202     222
                              -------- ------- ------- ------- -------
   Total Client Assets         $1,311  $1,288  $1,373  $1,387  $1,484
                              ======== ======= ======= ======= =======

   Assets in Asset-Priced
    Accounts                     $182    $181    $200    $206    $226

   Assets Under Management       $462    $442    $471    $473    $500

        Retail                    189     187     195     194     207
        Institutional             235     220     239     241     253
        Private Investors          38      35      37      38      40

        U.S.                      313     303     320     327     337
        Non-U.S.                  149     139     151     146     163

        Equity                    191     183     209     202     225
        Fixed Income              122     108     108     125     132
        Money Market              149     151     154     146     143


   -------------------------------------------------------------------

   Net New Money

   Private Client Accounts
        U.S.                      $11     $(4)    $(2)     $4      $5
        Non-U.S.                    -      (1)      1       1       1
                              -------- ------- ------- ------- -------
           Total                   11      (5)     (1)      5       6
                              -------- ------- ------- ------- -------

   Assets Under Management         $5    $(11)     $4     $(4)     $-

   -------------------------------------------------------------------

   Balance Sheet Information (estimated)

        Commercial Paper and
         Other Short-term
         Borrowings              $5.4    $3.5    $5.5    $3.0    $5.4
        Deposits                 81.8    81.9    80.5    79.3    79.5
        Long-term Borrowings     78.5    77.0    79.1    80.7    83.9
        Preferred Securities
         Issued by
         Subsidiaries             2.7     2.7     2.7     2.7     2.7
        Total Stockholders'
         Equity                  22.9    23.6    24.8    26.1    27.6

   -------------------------------------------------------------------

   Global Equity and Equity-Linked Underwriting(2)(3)

        Volume                     $6      $4      $8      $8     $11
        Market Share             10.3%    8.0%    7.8%    7.7%    8.3%
        Ranking                     2       5       6       6       5

   Global Debt Underwriting(2)(3)

        Volume                    $59     $95     $86     $88     $80
        Market Share              6.5%    7.1%    6.4%    7.6%    7.3%
        Ranking                     6       3       5       4       3

   Global Completed Mergers and Acquisitions(2)(3)

        Volume                   $116     $39     $31     $59     $66
        Market Share             29.4%   15.4%   10.0%   20.1%   22.8%
        Ranking                     5       3       8       4       3

   -------------------------------------------------------------------

   Full-Time Employees(4)      50,900  49,500  48,200  47,800  48,100

   Private Client Financial
    Advisors                   14,000  13,600  13,300  13,400  13,500

   -------------------------------------------------------------------

(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) Certain prior period amounts have been restated to conform to the current period presentation.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) Excludes 200, 300, 500, 500 and 1,500 full-time employees on salary continuation severance at the end of 4Q03, 3Q03, 2Q03, 1Q03 and 4Q02, respectively.

For more information, please contact:

Investor Relations         Phone:  866-607-1234
Merrill Lynch & Co., Inc.  Fax:    212-449-7461
                           investorrelations@ml.com
                           www.ir.ml.com


    CONTACT: Merrill Lynch
             Media Relations:
             Timothy Cobb, 212-449-9205
             timothy_cobb@ml.com
             or
             Investor Relations:
             Tina Madon, 866-607-1234
             investor_relations@ml.com


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